UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2007

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 14, 2007, Computer Software Innovations, Inc. (the “Company”) and RBC Centura Bank (the “Bank”) entered into a Second Amended and Restated Loan and Security Agreement (the “Amended Loan Agreement”) and an Amended and Restated Commercial Promissory Note in the principal amount of $7,000,000 (the “Amended Revolving Note”). The Amended Loan Agreement and the Amended Revolving Note are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The principal purpose of these amendments was to extend the maturity date and increase the line of credit available to the Company under a revolving facility with the Bank. Prior to the amendments, the terms of the revolving facility were set forth in an Amended and Restated Loan and Security Agreement dated January 2, 2007 (the “First Loan Agreement”) and a Commercial Promissory Note dated January 2, 2007 in the principal amount of $5,500,000 (the “First Revolving Note”).

The Bank’s commitment to extend the maturity date, increase the line of credit and otherwise amend the terms of the First Loan Agreement and the First Revolving Note as described below is evidenced by a Commitment Letter dated and executed by the Company on September 10, 2007. The Commitment Letter is superseded by the terms of the Amended Loan Agreement and the Amended Revolving Note. The Commitment Letter is filed as Exhibit 10.3 and is incorporated herein by reference.

The First Loan Agreement and the First Revolving Note were originally disclosed in the Company’s Form 8-K filed on January 5, 2007 (the “January 2007 Form 8-K”) and described in Item 1.01(b) thereof. The descriptions of the Loan Documents in Item 1.01(b) of the January 2007 Form 8-K are incorporated herein by reference. The terms of the First Revolving Note were modified in a Modification to Revolving Facility dated May 29, 2007 (the “Modification”), which was originally disclosed in the Company’s Form 8-K filed on June 1, 2007 (the “June 2007 Form 8-K”) and described in Item 1.01 thereof. The description of the Modification in Item 101(b) of the June 2007 Form 8-K is incorporated herein by reference. References to the “First Revolving Note” in this Form 8-K are intended to include the terms of the Modification.

The Amended Loan Agreement amended the terms of the First Loan Agreement in the following particulars: (1) the permissible purposes of the funds borrowed under the revolving facility were expanded to include funding short-term working capital and general corporate purposes of the Company; (2) the definition of the Borrowing Base was expanded to include 50% of eligible inventory (with a maximum borrowing ability against eligible inventory of $1,000,000), in addition to 80% of eligible accounts, with eligible inventory being defined as finished goods owned and held for sale by the Company in the ordinary course of the Company’s business; and (3) the requirement that the Company provide an unaudited consolidated balance sheet and a statement of income, cash flow and retained earnings within 25 days after the end of each calendar month was amended to require these reports within 45 days after the end of each quarter (beginning with the quarter ended September 30, 2007).

The Amended Revolving Note amended the terms of the First Revolving Note in the following particulars: (1) the principal amount available under the revolving facility was increased from $5,500,000 to $7,000,000; and (2) the maturity date was extended from September 15, 2007 until June 30, 2009.

The Amended Loan Agreement and the Amended Revolving Note obligate the Company to continue to make monthly payments of interest on the same terms and conditions as it was required to make such payments prior to the maturity date of the First Revolving Note, or September 15, 2007. Other than the amendments noted above, the obligations of the parties under the Amended Loan Agreement and the Amended Revolving Note remain unchanged.

The disclosures contained in Items 2.01, 2.03 and 3.03 below are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

In connection with the loan from the Bank under the revolving facility, described in Item 1.01(b) of the Company’s January 2007 Form 8-K (modified as disclosed in the Company’s June 2007 Form 8-K), and which item is incorporated herein by reference, the Company pledged substantially all of its assets as security for the loan. The pledge of assets is now extended through June 30, 2009. The disclosure contained in Item 1.01 above is incorporated herein by reference.

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Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The revolving facility originally evidenced by the First Loan Agreement and the First Revolving Note has been extended until June 30, 2009, and the available borrowing line has been increased to $7,000,000, among other amendments, as evidenced in the Amended Loan Agreement and the Amended Revolving Note effective September 14, 2007. The descriptions of the First Loan Agreement and the First Revolving Note in Item 1.01(b) of the Company’s January 2007 Form 8-K (modified as disclosed in the Company’s June 2007 Form 8-K) are incorporated into this item by reference. Moreover, the disclosure contained in Item 1.01 above is incorporated herein by reference.

The Company’s revolving credit arrangement with the Bank is a facility under which we may borrow, repay and then reborrow. Advances and repayments under the revolving facility occur daily, reflecting cash receipts and the Company’s working capital needs. Set forth below is the outstanding balance of the facility as of specific dates from June 2007 through the date of this report. The balances reflect aggregate advances and paydowns that the Company deems material or significant. Such information from January 2, 2007 through May 9, 2007 was previously disclosed in the Company’s Form 10-QSB filed on May 15, 2007; and such information from May 9, 2007 through August 3, 2007 was previously disclosed in the Company’s Form 10-QSB filed on August 13, 2007.

Date	Loan Balance
August 20, 2007	1,820,000
August 24, 2007	862,000
August 30, 2007	1,935,000
September 10, 2007	2,752,000

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the terms of the Amended Loan Agreement, the Company is prohibited from making any distributions (including any dividends on its common stock), or making any repurchases, retirements or redemptions of its capital stock, except to the extent there is no event of default either before or after any such distribution, repurchase or redemption, without the Bank’s consent. This prohibition has been extended until June 30, 2009. The description of the Amended Loan Agreement in Item 1.01(b) of the January 2007 Form 8-K (modified as disclosed in the Company’s June 2007 Form 8-K) is incorporated into this item by reference. Moreover, the disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description
Exhibit 10.1	Amended and Restated Loan and Security Agreement between the Company and RBC Centura Bank dated September 14, 2007.

Exhibit 10.2	Amended and Restated Commercial Promissory Note between the Company and RBC Centura Bank dated September 14, 2007.

Exhibit 10.3	Commitment Letter between the Company and RBC Centura Bank dated September 10, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ David Dechant
Name: Title:	David Dechant Chief Financial Officer

Dated: September 14, 2007

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Loan and Security Agreement between the Company and RBC Centura Bank dated September 14, 2007.

10.2	Amended and Restated Commercial Promissory Note between the Company and RBC Centura Bank dated September 14, 2007.

10.3	Commitment Letter between the Company and RBC Centura Bank dated September 10, 2007.

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